                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 12, 2003


                                  PFSWEB, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                000-28275                    75-2837058
    ----------------           ------------            ---------------------
     (State or other            (Commission              (I.R.S. Employer
     jurisdiction of            File Number)           Identification Number)
      incorporation)

                          500 NORTH CENTRAL EXPRESSWAY
                                 PLANO, TX 75074
                                 ---------------
                    (Address of principal executive offices)

                                 (972) 881-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                      NONE
                                      ----
          (Former name or former address, if changed since last report)

ITEM 9. Regulation FD Disclosure

         On May 12, 2003, PFSweb, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. Attached to this current report on Form 8-K is a copy of the related press release dated May 12, 2003. The information in this Report on Form 8-K, and the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section.

Exhibit No.      Description
-----------      -----------
  99.1           Press Release Issued May 12, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PFSweb, Inc.


Dated: May 12, 2003                            By: /s/ THOMAS J. MADDEN
                                                  ------------------------------
                                               Thomas J. Madden
                                               Executive Vice President, Chief
                                               Financial and Accounting Officer

                               INDEX TO EXHIBITS

Exhibit No.      Description
-----------      -----------
  99.1           Press Release Issued May 12, 2003